UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2012

SCHAWK, INC.

(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	1-09335	66-0323724
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
1695 South River Road Des Plaines, IL		60018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 827-9494

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02—Results of Operations and Financial Condition.

On August 1, 2012, Schawk, Inc. (the “Company”) announced earnings results for the quarter ended June 30, 2012.  Furnished as Exhibit 99.1 is a copy of the earnings release relating to the Company’s earnings results, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2012, Judith W. McCue notified the Board of Directors of the Company of her decision to resign from the Board of Directors effective July 27, 2012.  At present, a potential candidate with significant business experience in the consumer products industry has been identified to fill the vacancy currently on the Company’s Board, subject to the Board’s approval at its August meeting.

Item 9.01—Financial Statements and Exhibits.

(d)       Exhibits

Exhibit 99.1—Earnings release dated August 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2012	SCHAWK, INC. By: _/s/ Timothy J. Cunningham__________________ Name: Timothy J. Cunningham Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Earnings release dated August 1, 2012